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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                               ________________

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 15, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                TEXAS                                    74-1611874
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

     15835 Park Ten Place Drive                             77084
           Houston, Texas                                (Zip Code)
  (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS


EXHIBIT 99.1   CONTRACT STATUS SUMMARY AT MAY 15, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS has completed its contract with ENI S.p.A. and is preparing to commence a contract with Edison Gas S.p.A. ("Edison") off the coast of Italy. The contract with Edison provides for work on three plug and abandonment wells which is expected to take 30 to 60 days to complete. The contract provides for a dayrate of $46,000. Contract opportunities for additional work following completion of the Edison wells are being pursued in the Mediterranean Area.

     The ATWOOD FALCON is currently drilling its seventh well of an eight well contract with Woodside. The contract is estimated to be completed in June 2003. Following completion, the rig will be moved to Malaysia to drill one well for Sarawak Shell and one well for Murphy Sabah Oil Co., Ltd. ("Murphy"). The drilling of the wells in Malaysia should commence around July 1, 2003 and should take approximately 100 days to complete, with a dayrate of $83,300. Murphy has an option to drill one additional well at a later date.

     The ATWOOD HUNTER has completed its work in Egypt and is preparing to drill one well for Samedan, Mediterranean Sea off the coast of Israel. This well is estimated to take around 70 days to complete and will have a dayrate of $80,000.

     Additional information with respect to the Company's Contract Status Summary May 15, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ATWOOD OCEANICS, INC.
                                                       (Registrant)



                                                       /s/ James M. Holland
                                                       James M. Holland
                                                       Senior Vice President

                                                       DATE:    May 15, 2003


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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION

99.1                  Contract Status Summary at May 15, 2003

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

                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                          AT MAY 15, 2003




   NAME OF RIG              LOCATION               CUSTOMER                          CONTRACT STATUS
------------------          --------         -------------------        ----------------------------------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON                 AUSTRALIA      WOODSIDE ENERGY LTD.       The rig is drilling its seventh well of an
                                             ("WOODSIDE")               eight well contract with Woodside.  The
                                                                        contract is estimated to be complete in June
                                                                        2003.  Following completion, the rig will be
                                                                        moved to Malaysia to drill one well for
                                                                        Sarawak Shell and one well for Murphy Sabah
                                                                        Oil Co.  The drilling of these wells should
                                                                        commence around July 1, 2003 and should take
                                                                        approximately 100 days to complete.  Murphy
                                                                        has an option to drill one additional well at
                                                                        a later date.

ATWOOD HUNTER                  ISRAEL        SAMEDAN, MEDITERRANEAN     The rig is preparing to drill one well for
                                             SEA                        Samedan, Mediterranean Sea ("Samedan").  This
                                                                        well is estimated to take 70 days to
                                                                        complete, with Samedan having an option to
                                                                        drill one additional well at a later date.

ATWOOD EAGLE                   ANGOLA        ESSO EXPLORATION ANGOLA    The rig is drilling the second well of a firm
                                             (BLOCK 15) LIMITED         three well contract with ESSO off the coast
                                             ("ESSO")                   of Angola.  ESSO has options for four
                                                                        additional wells.  If no option wells are
                                                                        drilled, the contract could terminate around
                                                                        mid August 2003.

SEAHAWK                       MALAYSIA       EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.


ATWOOD SOUTHERN CROSS      MEDITERRANEAN     EDISON GAS S.p.A.          The rig is preparing to commence a contract
                                 SEA         ("EDISON")                 with EDISON to work on three plug and
                                                                        abandonment wells which is expected to take
                                                                        30 to 60 days to complete.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the EDISON wells are being
                                                                        pursued in the Mediterranean Area.

SEASCOUT                    UNITED STATES                               The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG                     MALAYSIA      EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                            ("EMEPMI")                  for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year at any time with a 120 days
                                                                        notice period.

ATWOOD BEACON                                                           The construction of the ATWOOD BEACON
                               UNDER                                    continues on schedule.  The shipyard portion
                            CONSTRUCTION                                of the construction should be completed by
                                                                        May 2003; additional equipment commissioning
                                                                        and testing may be carried out until July
                                                                        2003 depending on the schedule for commencing
                                                                        operations.  The Company is in discussion for
                                                                        a short-term contract for the rig to commence
                                                                        operation in July/August 2003.

SUBMERSIBLE -
-------------
RICHMOND                    UNITED STATES    OCEAN ENERGY, INC./DEVON   The rig is currently drilling the first of
                           GULF OF MEXICO                               two firm wells for Ocean Energy, Inc./Devon.
                                                                        These two wells should take until the end of
                                                                        June 2003 to complete.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the rig's current contract are
                                                                        being pursued in the Gulf of Mexico.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH            AUSTRALIA      WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.
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